                                                                   Exhibit 10.41














                     NORDSTROM CREDIT CARD RECEIVABLES LLC,
                                 as Transferor,







                                       and







                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee








                      AMENDED AND RESTATED TRUST AGREEMENT
                            Dated as of April 1, 2002
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                                TABLE OF CONTENTS
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                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01.  Capitalized Terms.............................................................................    1
Section 1.02.  Other Definitional Provisions.................................................................    3


                                   ARTICLE TWO

                                  ORGANIZATION

Section 2.01.  Name..........................................................................................    4
Section 2.02.  Office........................................................................................    4
Section 2.03.  Purpose and Powers............................................................................    4
Section 2.04.  Appointment of Owner Trustee..................................................................    5
Section 2.05.  Initial Capital Contribution of Trust Assets..................................................    5
Section 2.06.  Declaration of Trust..........................................................................    5
Section 2.07.  Title to Trust Property.......................................................................    5
Section 2.08.  Situs of Trust................................................................................    5
Section 2.09.  Representations and Warranties of Transferor..................................................    6
Section 2.10.  Liability of Certificateholders...............................................................    7


                                  ARTICLE THREE

                                  CERTIFICATES

Section 3.01.  Initial Ownership.............................................................................    8
Section 3.02.  Form of Certificates..........................................................................    8
Section 3.03.  Authentication of Certificates................................................................    8
Section 3.04.  Restrictions on Transfer......................................................................    8
Section 3.05.  Mutilated, Destroyed, Lost or Stolen Certificate..............................................    9
Section 3.06.  Issuance of New Transferor Certificates.......................................................    9


                                  ARTICLE FOUR

                            ACTIONS BY OWNER TRUSTEE

Section 4.01.  Prior Notice to Owner and Transferor with Respect to Certain Matters..........................   11
Section 4.02.  Restrictions on Power.........................................................................   11
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                                  ARTICLE FIVE

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 5.01.  General Authority.............................................................................   12
Section 5.02.  General Duties................................................................................   12
Section 5.03.  Action Upon Instruction.......................................................................   12
Section 5.04.  No Duties Except as Specified in this Agreement or in Instructions............................   13
Section 5.05.  No Action Except under Specified Documents or Instructions....................................   13
Section 5.06.  Restrictions..................................................................................   13


                                   ARTICLE SIX

                          CONCERNING THE OWNER TRUSTEE

Section 6.01.  Acceptance of Trusts and Duties...............................................................   15
Section 6.02.  Furnishing of Documents.......................................................................   16
Section 6.03.  Representations and Warranties................................................................   16
Section 6.04.  Reliance; Advice of Counsel...................................................................   17
Section 6.05.  Not Acting in Individual Capacity.............................................................   18
Section 6.06.  Owner Trustee Not Liable for Certificates, Notes or Receivables...............................   18
Section 6.07.  Owner Trustee May Own Notes...................................................................   18


                                  ARTICLE SEVEN

                          COMPENSATION OF OWNER TRUSTEE

Section 7.01.  Owner Trustee's Fees and Expenses.............................................................   19
Section 7.02.  Indemnification...............................................................................   19
Section 7.03.  Payments to the Owner Trustee.................................................................   19


                                  ARTICLE EIGHT

                         TERMINATION OF TRUST AGREEMENT

Section 8.01.  Termination of Trust Agreement................................................................   20
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                                  ARTICLE NINE

                     SUCCESSOR AND ADDITIONAL OWNER TRUSTEES

Section 9.01.  Eligibility Requirements for Owner Trustee....................................................   21
Section 9.02.  Resignation or Removal of Owner Trustee.......................................................   21
Section 9.03.  Successor Owner Trustee.......................................................................   22
Section 9.04.  Merger or Consolidation of Owner Trustee......................................................   22
Section 9.05.  Appointment of Co-Trustee or Separate Trustee.................................................   22


                                   ARTICLE TEN

                                   TAX MATTERS

Section 10.01.  Tax and Accounting Characterization..........................................................   24
Section 10.02.  Signature on Returns; Tax Matters Partner....................................................   24
Section 10.03.  Tax Reporting................................................................................   24


                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

Section 11.01.  Supplements and Amendments...................................................................   25
Section 11.02.  No Legal Title to Trust Assets in Transferor.................................................   26
Section 11.03.  Limitations on Rights of Others..............................................................   26
Section 11.04.  Notices......................................................................................   26
Section 11.05.  Severability.................................................................................   27
Section 11.06.  Counterparts.................................................................................   27
Section 11.07.  Successors and Assigns.......................................................................   27
Section 11.08.  Third-Party Beneficiaries....................................................................   27
Section 11.09.  Nonpetition Covenants........................................................................   27
Section 11.10.  No Recourse..................................................................................   27
Section 11.11.  Effect of Headings and Table of Contents.....................................................   27
Section 11.12.  GOVERNING LAW................................................................................   27
Section 11.13.  Acceptance of Terms of Agreement.............................................................   28
Section 11.14.  Merger and Integration.......................................................................   28
Section 11.15.  Certificates Nonassessable and Fully Paid....................................................   28





Exhibit A     -   Form of Ownership Interest Certificate....................................................   A-1
Exhibit B     -   Form of Transferor Certificate............................................................   B-1
Exhibit C     -   Form of Certificate of Trust..............................................................   C-1
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                                      iii

                      AMENDED AND RESTATED TRUST AGREEMENT

         This Amended and Restated Trust Agreement, dated as of April 1, 2002, is between Nordstrom Credit Card Receivables LLC, a Delaware limited liability company, as Transferor, and Wilmington Trust Company, a Delaware banking corporation, as Owner Trustee.

                                   ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. Capitalized Terms. Whenever used in this Agreement, the following words and phrases shall have the meanings set forth below:

         "Administration Agreement" means the administration agreement, dated as of April 1, 2002, between the Issuer and the Bank, as amended or supplemented from time to time.

         "Administrator" means the Bank, in its capacity as Administrator under the Administration Agreement, or any successor in such capacity.

         "Agreement" means this Amended and Restated Trust Agreement, as amended or supplemented from time to time.

         "Bank" means Nordstrom fsb and its successors.

         "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq., as amended or supplemented from time to time.

         "Certificate of Trust" means the Certificate of Trust in the form attached hereto as Exhibit C which has been filed for the Trust pursuant to
Section 3810(a) of the Business Trust Statute.

         "Certificateholder" means a holder of a Certificate.

         "Certificates" means, unless otherwise indicated, the Transferor Certificates, the Supplemental Certificates and the Ownership Interest Certificate.

         "Closing Date" means May 1, 2002.

         "Corporate Trust Office" means, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration (facsimile no. (302) 636-4140); or such other address as the Owner Trustee may designate by notice to the Transferor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Owner and the Transferor).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Expenses" means any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever.

         "Indemnified Parties" means the Owner Trustee and its successors, assigns, directors, officers, agents, employees and servants.

         "Indenture" means the Master Indenture, as supplemented by the related Indenture Supplement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Supplement" means the indenture supplement pursuant to which a Series is issued.

         "Indenture Trustee" means Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as Indenture Trustee under the Master Indenture, and its successors.

         "Issuer" means the Trust.

         "Master Indenture" means the master indenture, dated as of April 1, 2002, between the Trust and the Indenture Trustee, as amended, supplemented or otherwise modified from time to time.

         "Offered Notes" has the meaning set forth in the related Indenture.

         "Owner" means the Transferor in its capacity as beneficial owner of the Trust hereunder, and its successors.

         "Owner Trustee" means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under this Agreement, and its successors.

         "Ownership Interest Certificate" means the certificate evidencing the beneficial ownership interest of the Owner in the Trust, substantially in the form attached hereto as Exhibit A.

         "Secretary of State" means the Secretary of State of the State of Delaware or any successor thereto.

         "Supplemental Certificate" has the meaning specified in Section
3.06(b).

         "Transfer and Servicing Agreement" means the transfer and servicing agreement, dated as of April 1, 2002, among the Issuer, the Transferor, the Indenture Trustee and the Bank, as amended or supplemented from time to time.

         "Transferor" means Nordstrom Credit Card Receivables LLC, and its successors.

         "Transferor Certificate Supplement" has the meaning specified in
Section 3.06(b).

         "Transferor Certificates" means the certificates executed by the Owner Trustee on behalf of the Trust and authenticated by or on behalf of the Owner Trustee, substantially in the form attached hereto as Exhibit B.

         "Trust" means Nordstrom Credit Card Master Note Trust.

         "Trust Assets" has the meaning set forth in the Transfer and Servicing Agreement.

         "Trust Termination Date" means the day on which the rights of all Series of Notes to receive payment from the Trust have terminated.

         Section 1.02. Other Definitional Provisions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Transfer and Servicing Agreement or in the Indenture, as the case may be.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular,
(ii) references to this Agreement include all Exhibits hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iv) references to an Article or Section such as "Article One" or "Section 1.01" and the like shall refer to the applicable Article or Section of this Agreement, (v) the term "include" and all variations thereof shall mean "include without limitation", (vi) the term "or" shall include "and/or" and
(vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

                                   ARTICLE TWO

                                  ORGANIZATION

         Section 2.01. Name. The Trust continued hereby shall be known as "Nordstrom Credit Card Master Note Trust", in which name the Trust and the Owner Trustee on behalf of the Trust shall each have power and authority and is hereby authorized and empowered to and may conduct the business of the Trust and may engage in the activities permitted in this Agreement, make and execute contracts and other instruments on behalf of the Trust and sue and be sued, to the extent provided herein. This Agreement amends and restates in its entirety the trust agreement dated March 25, 2002, between the Transferor and the Owner Trustee.

         Section 2.02. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Owner, the Indenture Trustee and the Transferor.

         Section 2.03. Purpose and Powers. The sole purpose of the Trust is to engage in the activities set forth in this Section. The Trust shall have power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Owner Trustee shall have power and authority, and is hereby authorized and empowered, in the name and on behalf of the Trust, to do or cause to be done all acts and things necessary, appropriate or convenient to cause the Trust to engage in the activities set forth in this Section as follows:

                  (i) to execute, deliver and issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell the Notes upon the written order of the Transferor;

                  (ii) with the net proceeds of the sale of the Notes, to acquire the Trust Assets and to pay transactional expenses;

                  (iii) to pay interest on and principal of the Notes and the Certificates and any excess collections to the Transferor, as holder of the Transferor Certificate pursuant to the Series 2002-1 Indenture Supplement;

                  (iv) to assign, grant, pledge and mortgage the Collateral pursuant to the Indenture to the Indenture Trustee as security for the Notes and to hold, manage and distribute to the Transferor, the Owner or the Noteholders pursuant to the terms of this Agreement and the Transaction Documents any portion of the Collateral released from the lien of, and remitted to the Trust pursuant to, the Indenture;

                  (v) to enter into, execute, deliver and perform the Transaction Documents to which it is to be a party;

                  (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vii) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Assets and the making of payments to the Noteholders and the Certificateholders and distributions to the Transferor.

Notwithstanding the grant of power and authority to the Owner Trustee set forth herein, the Transferor may, in its sole discretion, sign and file registration statements on behalf of the Trust under the Securities Act, registering the offer and sale of Notes or Certificates issued by the Trust and periodic reports relating to such Notes or Certificates required to be filed under the Exchange Act, and the rules and regulations of the Commission thereunder. Furthermore, the Trust shall not have power, authority or authorization to, and shall not, engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents.

         Section 2.04. Appointment of Owner Trustee. The Transferor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein and, to the extent not inconsistent herewith, in the Business Trust Statute, and the Owner Trustee hereby accepts such appointment.

         Section 2.05. Initial Capital Contribution of Trust Assets. The Transferor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $10.00. The Owner Trustee hereby acknowledges receipt in trust from the Transferor, as of such date, of the foregoing contribution, which shall constitute the initial Trust Assets and shall be held by the Owner Trustee. The Transferor shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Assets in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, who are intended to be "beneficial owners" within the meaning of the Business Trust Statute subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. The parties hereto agree that they will take no action contrary to the foregoing intention. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and, to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

         Section 2.07. Title to Trust Property. Legal title to the Trust Assets shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Assets to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         Section 2.08. Situs of Trust. The Trust will be located in Delaware and administered in the State of Delaware and the location of the Administrator. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in Washington, Colorado, Delaware or

New York. The Trust shall not have any employees in any State other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Washington, Colorado, Delaware or New York, and payments will be made by the Trust only in such States. The only office of the Trust will be at the Corporate Trust Office.

         Section 2.09. Representations and Warranties of Transferor. The Transferor hereby represents and warrants to the Owner Trustee that:

                  (a) The Transferor is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Receivables.

                  (b) The Transferor is duly qualified to do business as a limited liability company and is in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Transaction Documents to which it is a party, the Receivables, the Notes or the Certificates.

                  (c) The Transferor has (i) the power and authority to execute and deliver this Agreement and to carry out its terms, (ii) the power and authority to transfer the Owner Trust Assets to and deposit the same with the Trust, (iii) duly authorized such transfer and deposit to the Trust by all necessary action and (iv) duly authorized the execution, delivery and performance of this Agreement by all necessary action.

                  (d) Each of this Agreement and the other Transaction Documents to which it is a party constitutes a legal, valid and binding obligation of the Transferor, enforceable in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, liquidation, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or in law.

                  (e) The execution, delivery and performance by the Transferor of this Agreement and the other Transaction Documents to which the Transferor is a party, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of the Transferor, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Transferor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or, to the best of the Transferor's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties; which breach, default, conflict, Lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Transferor.

                  (f) There are no proceedings or investigations pending or, to the Transferor's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (i) asserting the invalidity of this Agreement, any of the other Transaction Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement and any of the other Transaction Documents or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Transaction Documents, the Receivables, the Notes or the Certificates.

         Section 2.10. Liability of Certificateholders. The Certificateholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE THREE

                                  CERTIFICATES

         Section 3.01. Initial Ownership. The Owner as the holder of the Ownership Interest Certificate, and each Transferor, as the holder of a Transferor Certificate, (i) shall be the only beneficial owners of the Trust and
(ii) shall be bound by the provisions of this Trust Agreement.

         Section 3.02. Form of Certificates.

         (a) The Ownership Interest Certificate shall be issued in registered form in substantially the form attached hereto as Exhibit A and initially registered as provided in Annex 1 to Exhibit A. A Transferor Certificate shall be issued in registered form in substantially the form attached hereto as Exhibit B and initially registered as provided in Annex 1 to Exhibit B.

         (b) The Certificates shall be executed by manual or facsimile signature of the Owner Trustee. The Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall, when duly authenticated pursuant to Section 3.03, be validly issued and fully paid undivided beneficial interests in the assets of the Trust and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Certificates or did not hold such offices at the date of authentication and delivery of the Certificates.

         Section 3.03. Authentication of Certificates. On the Initial Closing Date, the Owner Trustee shall execute, authenticate and deliver the Ownership Interest Certificate and the Transferor Certificate upon the written order of the Transferor, signed by its chairman of the board, its president, any vice president, secretary, any assistant treasurer or any authorized signatory, without further corporate action by the Transferor. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in Exhibits A and B, respectively, executed by the Owner Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated, validly issued and delivered hereunder. Each Certificate shall be dated the date of its authentication. Upon issuance, execution, authentication and delivery pursuant to the terms hereof, the Certificateholders shall be entitled to the benefits of this Agreement.

         Section 3.04. Restrictions on Transfer. Except to the extent set forth in Section 2.07(c) of the Transfer and Servicing Agreement, to the fullest extent permitted by applicable law, the Certificates (or any interest therein) may not be sold, transferred, assigned, participated, pledged or otherwise disposed of to any Person; provided, however, subject to Section 3.06, a Certificate (or any interest therein) may be sold, transferred, assigned, participated, pledged or otherwise disposed of if the transferor thereof has provided the Owner Trustee and the Indenture Trustee with a Tax Opinion relating to such sale, transfer, assignment, participation, pledge or other disposition. The Transferor Certificates may not be purchased by or transferred to any

"employee benefit plan" within the meaning of Section 3(3) of ERISA ( whether or not subject to ERISA, and including foreign or government plans) or any "plan" described in Section 4975(e)(1) of the Code, or any entity whose underlying assets include "plan assets" of any of the foregoing by reason of a plan's investment in such entity.

         Section 3.05. Mutilated, Destroyed, Lost or Stolen Certificate. If (i) a mutilated Certificate shall be surrendered to the Owner Trustee, or if the Owner Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of a Certificate and (ii) there shall be delivered to the Owner Trustee (as such and in its individual capacity) such security or indemnity as may be required by it to save it harmless, then the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of the mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge or expense that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 3.06. Issuance of New Transferor Certificates.

         (a) Taken together, the Transferor Certificates shall represent an undivided beneficial interest in the Trust Assets, subject to the Lien of the Indenture Trustee as provided in the Indenture, including the right to receive Collections with respect to the Receivables and other amounts at the times and in the amounts specified in the Master Indenture and any Indenture Supplement to be paid to the Transferor on behalf of all holders of the Transferor Certificates.

         (b) At any time the Transferor may surrender its Transferor Certificate to the Owner Trustee in exchange for a newly issued Transferor Certificate and a second certificate (a "Supplemental Certificate"), the form and terms of which shall be defined in a supplement (a "Transferor Certificate Supplement") to this Agreement (which Transferor Certificate Supplement shall be subject to Section
11.01 to the extent that it amends any of the terms of this Agreement) to be delivered to or upon the order of the Transferor. The issuance of any such Supplemental Certificate shall be subject to satisfaction of the following conditions:

             (i) on or before the fifth day immediately preceding the Transferor Certificate surrender and exchange, the Transferor shall have given the Owner Trustee, the Servicer, the Indenture Trustee and each Rating Agency notice (unless such notice requirement is otherwise waived) of such Transferor Certificate surrender and exchange;

             (ii) the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee any related Transferor Certificate Supplement in form satisfactory to the Owner Trustee and the Indenture Trustee, executed by each party hereto;

             (iii) the Rating Agency Condition shall have been satisfied with respect to such Transferor Certificate surrender and exchange;

             (iv) such surrender and exchange will not result in any Adverse Effect and the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an

         Officer's Certificate, dated the date of such surrender and exchange to the effect that the Transferor reasonably believes that such surrender and exchange will not, based on the facts known to such officer at the time of such certification, have an Adverse Effect and that all other conditions to the issuance of such Supplemental Certificate have been satisfied;

             (v) the Transferor shall have delivered to the Owner Trustee and Indenture Trustee (with a copy to each Rating Agency) a Tax Opinion, dated the date of such surrender and exchange with respect to such surrender and exchange; and

             (vi) the aggregate amount of Principal Receivables as of the date of such surrender and exchange shall be greater than the Required Minimum Principal Balance as of the date of such surrender and exchange after giving effect to such surrender and exchange.

         Any Supplemental Certificate held by any Person at any time after the date of its initial issuance may be transferred or exchanged only upon the delivery to the Owner Trustee and Indenture Trustee of a Tax Opinion dated as of the date of such transfer or exchange, as the case may be, with respect to such transfer or exchange.

                                  ARTICLE FOUR

                            ACTIONS BY OWNER TRUSTEE

         Section 4.01. Prior Notice to Owner and Transferor with Respect to Certain Matters. With respect to the following matters, unless otherwise instructed by the Transferor, the Trust shall not take action unless at least 30 days before the taking of such action the Owner Trustee shall have notified the Transferor in writing:

                  (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Receivables) and the settlement of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Receivables brought by the Trust);

                  (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

                  (c) the amendment of the Master Indenture by a supplemental indenture or otherwise in circumstances where the consent of any Noteholder is required;

                  (d) the amendment of the Master Indenture by a supplemental indenture or any other Transaction Document to which the Trust is a party in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

                  (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Certificateholders; or

                  (f) the appointment pursuant to the Indenture of a replacement or successor Transfer Agent and Registrar, Administrator or Indenture Trustee, or the consent to the assignment by the Transfer Agent and Registrar, Administrator or Indenture Trustee of its obligations under the Indenture.

         Section 4.02. Restrictions on Power.

         (a) The Owner Trustee shall not be required to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under any of the Transaction Documents or would be contrary to Section 2.03.

         (b) The Owner Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement, the Transfer and Servicing Agreement and the Indenture.

                                  ARTICLE FIVE

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 5.01. General Authority. The Owner Trustee shall administer the Trust in the interest of the Certificateholders, subject to the lien of the Indenture in accordance with this Agreement. Each of the Trust and the Owner Trustee in the name and on behalf of the Trust shall have power and authority, and is hereby authorized and empowered, to execute and deliver the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party, or any amendment thereto or other agreement, in each case in such form as the Transferor shall approve as evidenced conclusively by the Owner Trustee's execution thereof and the Transferor's execution of the related documents. In addition to the foregoing, the Owner Trustee in the name and on behalf of the Trust shall also have power and authority and is hereby authorized and empowered, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents. The Owner Trustee in the name and on behalf of the Trust shall also have power and authority and is hereby authorized and empowered from time to time to take such action as the Transferor or the Administrator directs in writing with respect to the Transaction Documents.

         Section 5.02. General Duties. Subject to Section 2.03, it shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Transferor, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged (or caused to be discharged) its duties and responsibilities hereunder and under the other Transaction Documents to the extent the Administrator has agreed in the Administration Agreement or another Transaction Document to perform any act or to discharge any duty of the Owner Trustee or the Trust under any Transaction Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations thereunder.

         Section 5.03. Action Upon Instruction.

         (a) The Owner Trustee shall not be required to take any action hereunder or under any other Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms of any Transaction Document or is otherwise contrary to law.

         (b) Subject to Article Four, whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of any Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Transferor requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction of the Transferor received, the Owner Trustee shall not be liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not in violation of the Transaction Documents, as it shall deem to be in the best interest of the Certificateholders, and shall have no personal liability to any Person for such action or inaction.

         (c) Subject to Article Four, the event that the Owner Trustee is unsure as to the application of any provision of any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Transferor requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not in violation of the Transaction Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         Section 5.04. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust or the Trust Assets, or to otherwise take or refrain from taking any action under, or in connection with, this Agreement or any document contemplated hereby to which the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 5.03; and no implied duties or obligations shall be read into any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for any filing or recording, including filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it or the Trust hereunder or to prepare or file any Commission filing for the Trust or to record any Transaction Document. The Owner Trustee in its individual capacity nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens (other than the Lien of the Indenture) on any part of the Trust Assets that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Assets or the transactions contemplated by the Transaction Documents.

         Section 5.05. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Assets except in accordance with
(i) the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) the Transaction Documents or (iii) any document or instruction delivered to the Owner Trustee pursuant to Section 5.03.

         Section 5.06. Restrictions. The Owner Trustee shall not take any action
(i) that would violate the purposes of the Trust set forth in Section 2.03 or
(ii) that, to the actual knowledge of
the Owner Trustee, would result in the Trust becoming taxable as a corporation for federal income tax purposes. The Transferor shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE SIX

                          CONCERNING THE OWNER TRUSTEE

         Section 6.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Trust Assets upon the terms of this Agreement. The Owner Trustee shall not be answerable or accountable under any Transaction Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence in the performance of its duties or the omission to perform any such duties or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee shall not be liable for any error of judgment made in good faith by the Owner Trustee;

                  (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Transferor;

                  (c) no provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk its own funds or otherwise incur any financial liability in the exercise or performance of any of its duties, rights or powers hereunder or under any other Transaction Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

                  (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement, the due execution hereof by the Transferor or the form, character, genuineness, sufficiency, value or validity of any of the Trust Assets, the Transaction Documents, the Notes or the Certificates other than the genuineness of the Owner Trustee's signature on the Certificates and on the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any personal liability, duty or obligation to any Noteholder or to the Owner or any other Person, other than as expressly provided for herein or expressly agreed to in the other Transaction Documents;

                  (f) the Owner Trustee shall not be liable for the default or misconduct of the Transferor, the Servicer, the Administrator or the Indenture Trustee or any other Person under any of the Transaction Documents or otherwise, and the Owner Trustee shall have no obligation or personal liability to perform the obligations of the Trust under the

         Transaction Documents, including those that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Transfer and Servicing Agreement;

                  (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document, at the request, order or direction of the Transferor, unless the Transferor has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby; the right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable or liable to any Person for any such act other than liability to the Trust and the beneficial owners of the Trust for its own gross negligence or willful misconduct in the performance of any such act or the omission to perform any such act; and

                  (h) notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the registration with, licensing by or the taking of any other similar action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Owner Trustee, (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivision thereof in existence on the date hereof other than the State of Delaware becoming payable by the Owner Trustee or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated hereby; the Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Transferor) to determine whether any action required to be taken pursuant to the Agreement results in the consequences described in clauses (i), (ii) and (iii) of this subsection; and in the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Transferor shall appoint an additional trustee pursuant to Section 9.05 to proceed with such action.

         Section 6.02. Furnishing of Documents. The Owner Trustee shall furnish to the Transferor and the Indenture Trustee, promptly upon written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

         Section 6.03. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Transferor that:

                  (a) it is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

                  (b) it has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf;

                  (c) neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the imposition of any Lien, charge or encumbrance on the Trust Assets resulting from actions by or claims against the Owner Trustee individually that are related to this Agreement or the other Transaction Documents; and

                  (d) each of this Agreement and each other Transaction Document to which it is a party has been duly executed and delivered by it and constitutes the legal, valid and binding agreement of it, enforceable against the Owner Trustee in accordance with its terms, except as enforceability may be limited by bankruptcy, liquidation, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         Section 6.04. Reliance; Advice of Counsel.

         (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer of an appropriate Person, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or written advice of any such counsel, accountants or other such Persons.

         Section 6.05. Not Acting in Individual Capacity. Except as expressly provided in this Article, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by any Transaction Document shall look only to the Trust Assets for payment or satisfaction thereof.

         Section 6.06. Owner Trustee Not Liable for Certificates, Notes or Receivables. The statements contained herein and in the Certificates, Notes and other Transaction Documents (other than the genuineness of the signature and authentication (as applicable) of the Owner Trustee on the Certificates and its representations and warranties in Section 6.03) shall be taken as the statements of the Transferor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Certificates (other than the genuineness of the signature and authentication (as applicable) of the Owner Trustee on the Certificates and its representations and warranties in Section 6.03), the Notes or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the Receivables or the perfection and priority of any security interest in the Receivables or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Assets or its ability to generate the payments to be distributed to the Noteholders under the Indenture, including the existence, condition and ownership of the Receivables, the existence and contents of the Receivables on any computer or other record thereof, the validity of the assignment of the Receivables to the Trust or of any intervening assignment, the completeness of the Receivables; the performance or enforcement of the Receivables, the compliance by the Transferor with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Servicer or the Indenture Trustee taken in the name of the Owner Trustee.

         Section 6.07. Owner Trustee May Own Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may deal with the Transferor, the Administrator, the Servicer and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE SEVEN

                          COMPENSATION OF OWNER TRUSTEE

         Section 7.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof among the Transferor, the Servicer and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Transferor (and if not by the Transferor, by the Servicer) for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Transaction Documents; provided, however, that the Owner Trustee shall have no recourse to the assets pledged under the Indenture with respect to any payments under this Section and the Owner Trustee's right to enforce such obligation shall be subject to the provisions of 11.09.

         Section 7.02. Indemnification. To the fullest extent permitted by law, the Transferor (and if not the Transferor, the Servicer) shall indemnify, defend and hold harmless the Indemnified Parties from and against Expenses which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of the Transaction Documents, the Trust Assets, the acceptance and administration of the Trust Assets or any action or inaction of the Owner Trustee; provided that the Transferor shall not be liable for or required to indemnify any Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 6.01, Expenses for which indemnification is actually received under other Transaction Documents or income taxes or any fees received by the Owner Trustee; provided further that the Transferor shall not be liable for or required to indemnify an Indemnified Party from and against expenses arising or resulting from (i) the Indemnified Party's own willful misconduct, bad faith or gross negligence, (ii) income taxes or
(iii) the inaccuracy of any representation or warranty contained in Section
6.03. No Indemnified Party shall have any recourse to the assets pledged under the Indenture with respect to any Expenses payable by the Transferor pursuant to this Section. An Indemnified Party's right to enforce such obligation shall be subject to the provisions of Section 11.09. The indemnities contained in this Section shall survive the resignation and termination of the Owner Trustee or the termination of this Agreement. In any event of claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Indemnified Party's choice of legal counsel shall be subject to approval of the Transferor, which approval shall not be unreasonably withheld.

         Section 7.03. Payments to the Owner Trustee. Any amounts paid to an Indemnified Party pursuant to this Article shall not be construed to be a part of the Trust Assets.

                                  ARTICLE EIGHT

                         TERMINATION OF TRUST AGREEMENT

         Section 8.01. Termination of Trust Agreement.

         (a) The Trust shall dissolve upon the earlier of (i) at the option of the Transferor (written notice of which shall be provided to the Owner Trustee), the Trust Termination Date and (ii) dissolution of the Trust in accordance with applicable law. After satisfaction of liabilities of the Trust as provided by applicable law, any money or other property held as part of the Trust Assets following such distribution shall be distributed to the Transferor. The bankruptcy, liquidation, dissolution, termination, death or incapacity of the Transferor shall not (A) operate to terminate this Agreement or annul, dissolve or terminate the Trust, (B) entitle the Transferor's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Assets or
(C) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 8.01(a), the Transferor shall not be entitled to revoke, dissolve or terminate the Trust. The Owner shall not be entitled to revoke, dissolve or terminate the Trust.

         (c) Upon completion of the winding up of the Trust in accordance with the Business Trust Statute, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute and thereupon the Trust and this Agreement (other than Articles Six and Seven and Section 11.09) shall terminate.

                                  ARTICLE NINE

                     SUCCESSOR AND ADDITIONAL OWNER TRUSTEES

         Section 9.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times (i) be a Person satisfying the provisions of Section 3807(a) of the Business Trust Statute; (ii) be authorized to exercise trust powers; (iii) have, or have a corporate parent that has, a combined capital and surplus of at least $50,000,000; (iv) be subject to supervision or examination by federal or state authorities; and (v) have (or have a parent which has) a rating of at least Baa3 by Moody's, at least BBB- by Standard & Poor's and, if rated by Fitch, at least BBB- by Fitch, or otherwise be acceptable to each Rating Agency. If such Person shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

         Section 9.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Transferor; provided, however, that such resignation and discharge shall only be effective upon the appointment of a successor Owner Trustee. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee at the expense of the Transferor may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Transferor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may, but shall not be required to, remove the Owner Trustee. If the Transferor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Transferor shall promptly
(i) appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and (ii) pay all amounts owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and, in the case of removal, payment of all fees and expenses owed to the outgoing Owner Trustee. The Transferor shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

         Section 9.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Transferor and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Transferor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Transferor shall mail notice of such acceptance of appointment including the name of such successor Owner Trustee to the Transferor, the Indenture Trustee, the Noteholders and each Rating Agency. If the Transferor shall fail to mail such notice within ten days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Transferor.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, such successor Owner Trustee shall file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

         Section 9.04. Merger or Consolidation of Owner Trustee. Notwithstanding anything herein to the contrary, any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder (provided that such Person shall meet the eligibility requirements set forth in Section 9.01), without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided further that (i) the Owner Trustee shall mail notice of such merger or consolidation to each Rating Agency and (ii) the Owner Trustee shall file any necessary amendments to the Certificate of Trust with the Secretary of State.

         Section 9.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Assets may at the time be located, the Transferor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by each of the Transferor and the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Assets, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Transferor and the Owner Trustee may consider necessary or desirable. If the Transferor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.01, and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Transferor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Transferor.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE TEN

                                   TAX MATTERS

         Section 10.01. Tax and Accounting Characterization. It is the intent of the parties hereto that the Trust not constitute a separate entity for federal income tax or state income or franchise tax (where such franchise taxes are based solely upon or measured by net income) purposes. It is the intent of the Transferor, the Noteholders and the Certificateholders that the Class A Notes be treated as indebtedness of the Transferor secured by the Trust Assets and the payments on the Receivables for federal income tax and state income and franchise tax purposes. If there are multiple Certificateholders at any point in time for federal, state and local income and franchise tax purposes, it is the intention of the parties that the Trust qualify as a partnership during the period there are multiple Certificateholders, with the assets of the partnership being the Owner Trust Assets and the partners of the partnership being the Certificateholders and the Notes being debt of the partnership. The parties agree that the Trust shall not file or cause to be filed annual returns, reports or other forms and will treat the Trust in a manner consistent with the characterization that the Trust is not a separate entity for tax purposes unless there are multiple Certificateholders at the same time or, unless there are future changes in the federal or state income or franchise tax (where such franchise taxes are based solely upon or measured by net income) laws, whereby existing trusts with a single Certificateholder are treated as a separate entity for purposes of the aforementioned taxes.

         Section 10.02. Signature on Returns; Tax Matters Partner.

         (a) In the event that the Trust shall be required to file federal or other income tax returns as a partnership, such returns shall be signed by an authorized signatory for the Transferor or such other Person as shall be required by law to sign such returns of the Trust.

         (b) By acceptance of its beneficial interest in a Certificate, each Certificateholder agrees that in the event that the Trust is classified as a partnership for federal income tax purposes, the Transferor shall be the "tax matters partner" of the Trust pursuant to the Code so long as the Transferor holds any Certificate.

         Section 10.03. Tax Reporting. Unless otherwise required by appropriate tax authorities, the Trust shall not file or cause to be filed annual or other income or franchise tax returns and shall not be required to obtain a taxpayer identification number.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

         Section 11.01. Supplements and Amendments.

         (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Transferor and the Owner Trustee, with the written consent of the Indenture Trustee, but without the consent of any of the Noteholders, and upon satisfaction of the Rating Agency Condition, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Noteholders; provided, however, that any such amendment will not (i) in the good faith judgment of the parties thereto, materially adversely affect the interest of any Noteholder and (ii) as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, further, that Section 2.03 may be amended only with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes. Additionally, notwithstanding the preceding sentence, this Agreement will be amended by the Transferor and the Owner Trustee without the consent of the Indenture Trustee or any of the Noteholders to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust (i) to qualify as, and to permit an election to be made to cause the Trust to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Trust's property or its income; provided, however, that (i) the Transferor delivers to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this Section, (ii) the Rating Agency Condition shall have been satisfied with respect to such amendment and (iii) such amendment does not affect the rights, benefits, protections, privileges, immunities, duties or obligations of the Owner Trustee hereunder. The amendments which the Transferor may make without the consent of Noteholders pursuant to the preceding sentence may include, without limitation, the addition of a sale of Receivables.

         (b) This Agreement may also be amended from time to time by a written amendment duly executed and delivered by the Transferor and the Owner Trustee, with the consent of the Indenture Trustee and the Holders of Notes evidencing not less than a majority of the Outstanding Amount and upon satisfaction of the Rating Agency Condition for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that without the consent of all Noteholders, no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of distributions that are required to be made for the benefit of the Noteholders or
(ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes of all Series, the Holders of which are required to consent to any such amendment; provided further, that such amendment will not, as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

         (c) Promptly after the execution of any such amendment or consent, the Transferor shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each Rating Agency. It shall not be necessary for the consent of the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         (d) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         (e) The Owner Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer's Certificate of the Transferor to the effect that the conditions to amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into, and unless it has consented thereto in writing shall not be bound by, any amendment which affects the Owner Trustee's own rights, duties, benefits, protections, privileges or immunities (as such or in its individual capacity) under this Agreement or otherwise.

         Section 11.02. No Legal Title to Trust Assets in Transferor. The Transferor shall not have legal title to any part of the Trust Assets. No transfer, by operation of law or otherwise, of any right, title, and interest of the Transferor to and in its undivided beneficial interest in the Trust Assets shall operate to terminate this Agreement or annul, dissolve or terminate the Trust or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Assets.

         Section 11.03. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the other Indemnified Parties, the Transferor, the holder of any Certificate and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Assets or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 11.04. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all demands, notices, instructions, directions and communications under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested or sent by facsimile transmission (except that notice to the Owner Trustee, the Transferor or Indenture Trustee shall be deemed given only upon actual receipt by the Owner Trustee, the Transferor or Indenture Trustee), if to (i) the Owner Trustee, addressed to the Corporate Trust Office;
(ii) the Indenture Trustee, addressed to Wells Fargo Bank Minnesota, National Association, 625 Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479,
Attention: Corporate Trust Asset-Backed Securities (facsimile no. (612) 667-3464); or (iii) the Transferor, addressed to Nordstrom Credit Card Receivables LLC, 13531 East Caley Avenue, Englewood, Colorado 80111, Attention:
Legal Department (facsimile no. (303) 397-4488); or as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

         Section 11.05. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Certificates or the rights of the Certificateholders thereof.

         Section 11.06. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

         Section 11.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Transferor, the Owner Trustee and each Certificateholder and their respective successors and permitted assigns, all to the extent as herein provided. Any request notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of the Transferor or such Certificateholder.

         Section 11.08. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

         Section 11.09. Nonpetition Covenants. Notwithstanding any prior termination of the Trust or this Agreement, the Owner Trustee, individually or in its capacity as Owner Trustee, and the Transferor shall not, prior to the date which is one year and one day after the termination of the Trust or this Agreement, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or Governmental Authority for the purpose of commencing or sustaining a case against the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust; provided, however, that this Section shall not operate to preclude any remedy described in Article Five of the Master Indenture.

         Section 11.10. No Recourse. Each Person holding or owning a Certificate, by accepting the Certificates, acknowledges that the Certificates do not represent interest in or obligations of the Servicer, the Owner Trustee, the Indenture Trustee or any Affiliate thereof (other than the Trust), and no recourse may be had against such parties or their assets, or against the assets pledged under the Indenture, except as expressly agreed by such party in the Transaction Documents.

         Section 11.11. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF

DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.13. Acceptance of Terms of Agreement. The receipt and acceptance of the Ownership Interest Certificate by the Owner and the Transferor Certificate by the Transferor, without any signature or further manifestation of assent, shall constitute the unconditional acceptance by the Owner and the Transferor, respectively, of all the terms and provisions of this Agreement, and shall constitute the agreement of the Trust that the terms and provisions of this Agreement shall be binding, operative and effective as among the Trust, the Owner and the Transferor.

         Section 11.14. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written and oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         Section 11.15. Certificates Nonassessable and Fully Paid. Certificateholders shall not be personally liable for obligations of the Issuer. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Issuer or for any reason whatsoever, and, upon the authentication thereof by the Owner Trustee pursuant to Section 3.03, 3.04, 3.05 or 3.06, the Certificates are and shall be deemed fully paid.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                         WILMINGTON TRUST COMPANY,
                                            as Owner Trustee

                                         By:  /s/ James P. Lawler
                                              ----------------------------------
                                                Name: James P. Lawler
                                                Title: Vice-President

                                         NORDSTROM CREDIT CARD RECEIVABLES LLC,
                                            as Transferor

                                         By:  /s/ Kevin T. Knight
                                              ----------------------------------
                                                Name: Kevin T. Knight
                                                Title: President

                                                                       EXHIBIT A

                     FORM OF OWNERSHIP INTEREST CERTIFICATE

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS CERTIFICATE (OR ANY INTEREST HEREIN) MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN ACCORDANCE WITH THE TRUST AGREEMENT.

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST
                                OWNER CERTIFICATE

R-1

(This Certificate does not represent an interest in or obligation of Nordstrom Credit Card Receivables LLC or any of its affiliates, except to the extent described below.)

         This certifies that Nordstrom Credit Card Receivables LLC is the registered Owner of the Nordstrom Credit Card Master Note Trust (the "Trust"). The Trust was created pursuant to (i) the filing of the Certificate of Trust with the Secretary of State of the State of Delaware and (ii) the Trust Agreement, dated as of March 25, 2002, as amended and restated as of April 1, 2002 (the "Trust Agreement"), between Nordstrom Credit Card Receivables LLC (the "Transferor") and Wilmington Trust Company, as trustee (the "Owner Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement.

         This Certificate is the duly authorized Certificate evidencing a beneficial ownership interest in the Trust (the "Certificate"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, including the rights of the holder of the Transferor Certificate to which Trust Agreement the holder by virtue of the acceptance hereof assents and by which the holder is bound.

         Notwithstanding any prior termination of the Trust Agreement, the holder, by its acceptance of this Certificate, covenants and agrees that it shall not at any time with respect to the Trust, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust.

         Unless the certificate of authentication hereon shall have been executed by the Owner Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement, the Transfer and Servicing Agreement or the Indenture or be valid for any purpose.

         THIS CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed.

                                        NORDSTROM CREDIT CARD MASTER NOTE TRUST

                                        By:   WILMINGTON TRUST COMPANY,
                                              not in its individual capacity but
                                              solely as Owner Trustee

Dated:  ____________ __, 2002           By:  _________________________________
                                             Name:
                                             Title:


                          CERTIFICATE OF AUTHENTICATION

         This is the Certificate referred to in the within-mentioned Trust Agreement.

                                         WILMINGTON TRUST COMPANY,
                                         not in its individual capacity but
                                         solely as Owner Trustee



                                         By:  _________________________________
                                                   Authorized Signatory

                                                                         Annex 1
                                                                    to Exhibit A

Registered Owner and address:

Nordstrom Credit Card Receivables LLC
13531 East Caley Avenue
Englewood, Colorado  80111

Tax Identification Number:  __________

                                                                       EXHIBIT B

                         FORM OF TRANSFEROR CERTIFICATE

         THIS TRANSFEROR CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS TRANSFEROR CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

         THIS TRANSFEROR CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE TRUST AGREEMENT REFERRED TO HEREIN.

No. R-2                                                                 One Unit

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST
                             TRANSFEROR CERTIFICATE

Evidencing an interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts transferred by Nordstrom Credit Card Receivables LLC (the "Transferor").

               (Not an interest in or obligation of the Transferor
                            or any affiliate thereof)

         This certifies that Nordstrom Credit Card Receivables LLC is the registered owner of an undivided beneficial interest in the assets of the Nordstrom Credit Card Master Note Trust (the "Trust"), subject to the lien of the Notes as provided in the Master Indenture, dated April 1, 2002 (the "Master Indenture"), between Wells Fargo Bank Minnesota, National Association, as trustee (the "Indenture Trustee"), as supplemented by the Series 2002-1 Indenture Supplement, dated as of April 1, 2002 (the "Series 2002-1 Indenture Supplement," and together with the Master Indenture, the "Indenture"), between the Indenture Trustee and the Trust, as the same may be amended, modified or otherwise supplemented from time to time, and the Trust, established pursuant to the Amended and Restated Trust Agreement, dated as of April 1, 2002, as amended and supplemented (the "Trust Agreement"), between the Transferor and Wilmington Trust Company, as trustee (the "Owner Trustee"). The corpus of the Trust consists of (a) a portfolio of certain receivables (the "Receivables") existing in the revolving credit card accounts identified under the Transfer and Servicing Agreement, dated as of April 1, 2002, as amended from time to time (the "Transfer and Servicing Agreement"), among the Transferor, Nordstrom fsb, as servicer (the "Servicer"), the Indenture Trustee and the Trust, as issuer, from time to time (the "Accounts"), (b) certain funds collected or to be collected from accountholders in respect of the Receivables, (c) all funds which are from time to time on deposit in the Collection Account, Special Funding Account and in the Series Accounts, (d) the benefits of any Series Enhancements issued and to be issued by Series Enhancers with respect to one or more Series of

Notes and (e) all other assets and interests constituting the Trust, including Interchange and Recoveries allocated to the Trust pursuant to the Transfer and Servicing Agreement. Although a summary of certain provisions of the Transfer and Servicing Agreement, the Trust Agreement and the Indenture (collectively, the "Agreements") is set forth below, this Certificate does not purport to summarize the Agreements and reference is made to the Agreements for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Owner Trustee. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreements.

         This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreements, to which Agreements, as amended and supplemented from time to time, the Transferor by virtue of the acceptance hereof assents and is bound.

         The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which arise generally from Periodic Rate Finance Charges, Late Fees and other fees and charges with respect to the Accounts.

         This Certificate (this "Certificate") is the Transferor Certificate, which represents the undivided beneficial interest in certain assets of the Trust, subject to the lien of the Notes, including the right to receive a portion of the Collections and other amounts at the times and in the amounts specified in the Indenture. In addition to the Transferor Certificate, (a) Notes will be issued to investors pursuant to the Indenture and (b) Supplemental Certificates may be issued pursuant to the Trust Agreement.

         Unless otherwise specified in an Indenture Supplement with respect to a particular Series, the Transferor has entered into the Transfer and Servicing Agreement, and this Certificate is issued, with the intention that, for federal, state and local income and franchise tax purposes, (a) the Notes of each Series which are characterized as indebtedness at the time of their issuance will qualify as indebtedness of the Transferor secured by the Receivables and (b) the Trust shall not be treated as an association (or a publicly traded partnership) taxable as a corporation. The Transferor by the acceptance of this Certificate, agrees to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness of the Transferor.

         Subject to certain conditions and exceptions specified in the Agreements, the obligations created by the Agreements and the Trust created thereby shall terminate upon the earlier of (a) at the option of the Transferor, the day on which the rights of all Series of Notes to receive payments from the Trust have terminated (the "Trust Termination Date") or (b) dissolution of the Trust in accordance with applicable law.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Owner Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed.

                                       NORDSTROM CREDIT CARD MASTER NOTE TRUST

                                       By:    WILMINGTON TRUST COMPANY,
                                              not in its individual capacity but
                                              solely as OwnerTrustee

                                       By:  ____________________________________
                                              Name:
                                              Title:


Dated:   _________ __, 2002


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is the Transferor Certificate described in the Trust Agreement.

                                         WILMINGTON TRUST COMPANY,
                                         not in its individual capacity but
                                         solely as Owner Trustee



                                         By: ___________________________________
                                                      Authorized Signatory

                                                                      Annex 1 to
                                                                       Exhibit B

Registered Owner and address:

Nordstrom Credit Card Receivables LLC
13531 East Caley Avenue
Englewood, Colorado  80111

Tax Identification Number:  __________



                                      B-I-1

                                                                       EXHIBIT C

                          FORM OF CERTIFICATE OF TRUST

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST

         This Certificate of Trust of Nordstrom Credit Card Master Note Trust (the "Trust") is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del.
C. Section 3801 et seq.) (the "Act").

         1. Name. The name of the business trust created hereby is Nordstrom Credit Card Master Note Trust.

         2. Delaware Trustee. The name and business address of the trustee of the Trust having its principal place of business in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         3. Effective Date. This Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                         WILMINGTON TRUST COMPANY,
                                         as trustee

                                         By: ___________________________________
                                             Name:
                                             Title:


                                      C-1